UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2016

Level 3 Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35134	47-0210602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 Eldorado Blvd.

Broomfield, Colorado 80021

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (720) 888-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Supplemental Indentures

In connection with the previously announced consent solicitation (the “Consent Solicitation”) of Level 3 Communications, Inc. (the “Company”) and Level 3 Financing, Inc. (“Level 3 Financing”) relating to proposed amendments to the indentures (the “Indentures”) governing the Company’s outstanding 5.750% Senior Notes due 2022, and Level 3 Financing’s 6.125% Senior Notes due 2021, 5.375% Senior Notes due 2022, 5.625% Senior Notes due 2023, 5.125% Senior Notes due 2023, 5.375% Senior Notes due 2024, 5.375% Senior Notes due 2025 and 5.25% Senior Notes due 2026 (collectively, the “Notes”), the Company and Level 3 Financing received the requisite consents of the holders of a majority in principal amount of each series the Notes to effect these amendments.  On November 22, 2016, Level 3 Financing, a wholly owned subsidiary of the Company, entered into (i) a Supplemental Indenture (the “5.25% Notes Supplemental Indenture”) to the Indenture dated as of March 22, 2016, among Level 3 Financing, as issuer, the Company, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”); (ii) a Supplemental Indenture (the “5.375% Notes due 2024 Supplemental Indenture”) to the Indenture dated as of November 13, 2015, among Level 3 Financing, as issuer, the Company, as guarantor, and the Trustee; (iii) a Supplemental Indenture (the “5.125% Notes Supplemental Indenture”) to the Indenture dated as of April 28, 2015, among Level 3 Financing, as issuer, the Company, as guarantor, and the Trustee; (iv) a Supplemental Indenture (the “5.375% Notes due 2025 Supplemental Indenture”) to the Indenture dated as of April 28, 2015, among Level 3 Financing, as issuer, the Company, as guarantor, and the Trustee; (v) a Supplemental Indenture (the “5.625% Notes Supplemental Indenture”) to the Indenture, dated as of January 29, 2015, among Level 3 Financing, as issuer, the Company, as guarantor, and the Trustee; (vi) a Supplemental Indenture (the “5.375% Notes due 2022 Supplemental Indenture”) to the Indenture, dated as of August 12, 2014, between Level 3 Financing (as successor in interest to Level 3 Escrow II, Inc.), as issuer and the Trustee; and (vii) a Supplemental Indenture (the “6.125% Notes Supplemental Indenture” and together with the 5.25% Notes Supplemental Indenture, the 5.375% Notes due 2024 Supplemental Indenture, the 5.125% Notes Supplemental Indenture, the 5.375% Notes due 2025 Supplemental Indenture, the 5.625% Notes Supplemental Indenture, the 5.375% Notes due 2022 Supplemental Indenture and the 6.125% Notes Supplemental Indenture, the “Financing Supplemental Indentures”) to the Indenture, dated as of November 14, 2013, among Level 3 Financing, as issuer, the Company, as guarantor, and the Trustee. Each of the Financing Supplemental Indentures was entered into among Level 3 Financing, the Company, Level 3 Communications, LLC, a wholly owned subsidiary of the Company, and the Trustee. The Financing Supplemental Indentures are filed as Exhibit 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 to this Current Report and are incorporated by reference herein as if set forth in full.

Additionally, on November 22, 2016, the Company entered into a Supplemental Indenture (the “5.750% Notes Supplemental Indenture” and together with the Financing Supplemental Indentures, the “Supplemental Indentures”), to the Indenture dated as of December 1, 2014, between the Company, as issuer and the Trustee. The 5.750% Notes Supplemental Indenture is filed as Exhibit 4.8 to this Current Report and is incorporated by reference herein as if set forth in full.

The Supplemental Indentures as adopted provide that the proposed acquisition of the Company by CenturyLink, Inc. pursuant to that certain Agreement and Plan of Merger, dated as of October 31, 2016, by and among the Company, CenturyLink, a Louisiana corporation (“CenturyLink”), Wildcat Merger Sub 1 LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of CenturyLink and WWG Merger Sub LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of CenturyLink (the “CenturyLink Acquisition”), will not constitute a “Change of Control” under each Indenture, subject to delivery of an officers’ certificate to the Trustee providing the certification required by the Supplemental Indentures.

Upon the terms and subject to the conditions set forth in the consent solicitation statement dated November 10, 2016 (as supplemented), CenturyLink made a cash payment of $2.50 per $1,000 principal amount of Notes of each series held by each holder who validly delivered (and did not validly revoke) a duly executed consent prior to 5:00 p.m., New York City time, on November 21, 2016.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by the terms and conditions of the Supplemental Indentures, copies of which are filed herewith.

Amendment to the Credit Agreement

On November 22, 2016, the Company and Level 3 Financing entered into an eleventh amendment agreement (the “Eleventh Amendment Agreement”) to that certain Credit Agreement, dated as of March 13, 2007 (as amended and restated by that certain Tenth Amendment Agreement, dated as of May 8, 2015, the “Existing Credit Agreement”; the Existing Credit Agreement, as so amended by the Eleventh Amendment Agreement, the “Credit Agreement”), by and among the Company, as guarantor, Level 3 Financing, as borrower, Merrill Lynch Capital Corporation, as Administrative Agent and Collateral Agent, and the other persons party thereto, to provide that the CenturyLink Acquisition will not constitute a “Change of Control” under the Credit Agreement and, accordingly, Level 3 Financing will not be required to make a mandatory prepayment of the loans under the Credit Agreement as a result of the CenturyLink Acquisition (regardless of any ratings decline that could otherwise result in a “Change of Control Triggering Event” under the Credit Agreement).  In connection with the Eleventh Amendment Agreement, (i) the Company agreed that certain prepayments or “repricings” of the loans after the closing of the CenturyLink Acquisition but prior to the six-month anniversary thereof would be subject to a 1.00% premium and (ii) customary fees were paid to consenting lenders by CenturyLink.

The foregoing description of the Eleventh Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Eleventh Amendment Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Forward Looking Statements

Except for the historical and factual information contained herein, the matters set forth in this release, including statements regarding the expected timing and benefits of the proposed transaction, such as efficiencies, cost savings, enhanced revenues, growth potential, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “will,” “estimates,” “expects,” “projects,” “plans,” “intends” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the ability of the parties to timely and successfully receive the required approvals of regulatory agencies and their respective shareholders; the possibility that the anticipated benefits from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Level 3’s operations with those of CenturyLink will be greater than expected; the ability of the combined company to retain and hire key personnel; the effects of competition from a wide variety of competitive providers, including lower demand for CenturyLink’s legacy offerings; the effects of new, emerging or competing technologies, including those that could make the combined company’s products less desirable or obsolete; the effects of ongoing changes in the regulation of the communications industry, including the outcome of regulatory or judicial proceedings relating to intercarrier compensation, interconnection obligations, access charges, universal service, broadband deployment, data protection and net neutrality; adverse changes in CenturyLink’s or the combined company’s access to credit markets on favorable terms, whether caused by changes in its financial position, lower debt credit ratings, unstable markets or otherwise; the combined company’s ability to effectively adjust to changes in the communications industry, and changes in the composition of its markets and product mix; possible changes in the demand for, or pricing of, the combined company’s products and services, including the combined company’s ability to effectively respond to increased demand for high-speed broadband service; the combined company’s ability to successfully maintain the quality and profitability of its existing product and service offerings and to introduce new offerings on a timely and cost-effective basis; the adverse impact on the combined company’s business and network from possible equipment failures, service outages, security breaches or similar events impacting its network; the combined company’s ability to maintain favorable relations with key business partners, suppliers, vendors, landlords and financial institutions; the ability of the combined company to utilize net operating losses in amounts projected; changes in the future cash requirements of the combined company; and other risk factors and cautionary statements as detailed from time to time in each of CenturyLink’s and Level 3’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”). There can be no assurance that the proposed acquisition or any other transaction described above will in fact be consummated in the manner described or at all. You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors nor can we predict the impact of each such factor on the proposed transaction or the combined company. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this document. Unless legally required, CenturyLink and Level 3 undertake no obligation and each expressly disclaim any such obligation, to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

CenturyLink and Level 3 plan to file a joint proxy statement/prospectus with the SEC. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus and the filings that will be incorporated by reference in the joint proxy statement/prospectus, as well as other filings containing information about CenturyLink and Level 3, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to CenturyLink, 100 CenturyLink Drive, Monroe, Louisiana 71203, Attention: Corporate Secretary, or to Level 3, 1025 Eldorado Boulevard, Broomfield, Colorado 80021, Attention: Investor Relations.

Participants in the Solicitation

The respective directors and executive officers of CenturyLink and Level 3 and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding CenturyLink’s directors and executive officers is available in its proxy statement filed with the SEC by CenturyLink on April 5, 2016, and information regarding Level 3’s directors and executive officers is available in its proxy statement filed with the SEC by Level 3 on April 7, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(d) List of Exhibits

4.1

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of March 22, 2016 governing the 5.25% Senior Notes due 2026

4.2

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of November 13, 2015, governing the 5.375% Senior Notes due 2024

4.3

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of April 28, 2015, governing the 5.125% Senior Notes due 2023

4.4

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of April 28, 2015, governing the 5.375% Senior Notes due 2025

4.5

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of January 29, 2015, governing the 5.625% Senior Notes due 2023

4.6

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of August 12, 2014, governing the 5.375% Senior Notes due 2022

4.7

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of November 14, 2013, governing the 6.125% Senior Notes due 2021

4.8

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, Inc., and The Bank of New York Mellon Trust Company, N.A, amending the Indenture, dated as of December 1, 2014 governing the 5.750% Senior Notes due 2022.

10.1

Eleventh Amendment Agreement to the Amended and Restated Credit Agreement, dated as of November 22, 2016, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Lenders party thereto and Merrill Lynch Capital Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2016	LEVEL 3 COMMUNICATIONS, INC.

	By:	/s/ Neil J. Eckstein
Name: Neil J. Eckstein
Title: Senior Vice President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

4.1

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of March 22, 2016 governing the 5.25% Senior Notes due 2026

4.2

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of November 13, 2015, governing the 5.375% Senior Notes due 2024

4.3

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of April 28, 2015, governing the 5.125% Senior Notes due 2023

4.4

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of April 28, 2015, governing the 5.375% Senior Notes due 2025

4.5

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of January 29, 2015, governing the 5.625% Senior Notes due 2023

4.6

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of August 12, 2014, governing the 5.375% Senior Notes due 2022

4.7

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, LLC as guarantor, Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of November 14, 2013, governing the 6.125% Senior Notes due 2021

4.8

Supplemental Indenture, dated as of November 22, 2016, among Level 3 Communications, Inc., and The Bank of New York Mellon Trust Company, N.A, amending the Indenture, dated as of December 1, 2014 governing the 5.750% Senior Notes due 2022.

10.1

Eleventh Amendment Agreement to the Amended and Restated Credit Agreement, dated as of November 22, 2016, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Lenders party thereto and Merrill Lynch Capital Corporation